UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of report (Date of earliest event reported): April 6, 2007
                                                          --------------

                              CISTERA NETWORKS INC.
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                   0-17304                     11-2867201
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(State or Other Jurisdiction       (Commission)                (IRS Employer
       of Incorporation)           File Number)              Identification No.)

                          17304 Preston Road, Suite 975
                               Dallas, Texas 75252
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (972) 381-4699
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.  SALES OF UNREGISTERED SECURITIES.

         Effective April 6, 2007, the Company issued and sold an aggregate of approximately $3,700,000 in principal amount of Senior Unsecured Convertible Promissory Notes (the "Notes"), and issued warrants to purchase 3,700,000 shares of our common stock, par value $0.001 per share (the "Warrants"). Of the $3,700,000 in Notes, $3,100,000 in principal amount of Notes were issued for cash, and $600,000 in principal amount of Notes were issued in connection with the cancellation of an equal amount of the Company's outstanding obligations.

         The Notes bear interest at the rate of eight percent per annum, compounded quarterly on each March 31, June 30, September 30 and December 31 that the Notes are outstanding (each, an Interest Compounding Date). The outstanding principal on the Notes and all accrued interest become due and payable on the second anniversary of the Notes.

         The outstanding principal and accrued interest on the Notes are convertible into shares of our common stock at a conversion rate equal to $0.75 per share (subject to adjustment). The Notes may be converted, in whole or in part, at the option of the noteholder on any Interest Compounding Date occurring after the effective date of a registration statement covering the resale of shares of common stock to be issued upon conversion of the Notes.

         In addition, if the Company subsequently issues or sells any new securities convertible, exercisable or exchangeable into shares of our common stock ("Convertible Securities") in a private transaction and receives gross proceeds of at least $500,000, the Notes may be converted, in whole or in part at the option of the noteholders, into the Convertible Securities, upon the same terms and conditions governing the issuance of the Convertible Securities in the private transaction. The right of the noteholders to convert the Note into Convertible Securities does not apply to any Convertible Securities issued by the Company (a) in connection with a merger, acquisition or consolidation of the Company, (b) in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (c) in connection with bona fide firm underwritten public offerings of its securities, (d) pursuant to the Company's incentive and stock option plans, (e) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which were granted or issued as of April 6, 2007.

         The Company may prepay the Notes in whole or in part, upon thirty days prior written notice to noteholders; provided that partial prepayments may be made only in increments of $10,000 and, provided further, that the noteholders may convert the amount of the proposed prepayment into shares of our common stock, regardless of the period of time that the Notes have then been outstanding.

         The Warrants have a term of five years and are exercisable at an exercise price of $1.00 per share. Subject to an effective registration statement covering the resale of the shares of common stock issuable upon exercise of the Warrants, the Company may, upon thirty days prior written notice, redeem the Warrants for $0.10 per share, in whole or in part, if our common stock closes with a bid price of at least $3.50 for any ten (10) out of fifteen (15) consecutive trading days.

         We have agreed to file a registration statement covering the resale of the shares of common stock to be issued upon conversion of the Notes and the exercise of the Warrants. In the event this registration statement is not filed on or before March 31, 2007, the Company will be obligated to pay liquidated damages to the noteholders of one percent per calendar month of the outstanding principal and accrued interest on the Notes, less any amount that has been converted and sold by the noteholders, until the registration statement has been filed. The Company had the right to suspend the registration filing deadline for periods of up to 20 days if material non-public information exists that, in our Board of Director's opinion, would prevent the filing of the registration on the original date. Pursuant to this provision, the filing date was suspended. We currently anticipate filing a registration statement covering these shares on April 20, 2007.

         The foregoing terms of the Notes and Warrants were modified for one of our investors. These modifications include:

         1. a requirement to notify the investor of our intent to prepay, and a prohibition against prepayment of the investor's Note unless there is then in effect a current registration statement for resale of all of the shares of the common stock underlying the Note enabling the investor to sell all of such shares pursuant to the registration statement;

         2. a prohibition against redeeming the investor's warrant unless: (a) there is in effect a current registration statement for the resale of all of the shares of common stock underlying the investor's warrant; and (b) the daily volume for the 20 consecutive trading days preceding the notice of redemption on the OTCBB or the principal exchange where our common stock is traded is in excess of 100,000 shares;

         3. board observation rights;

         4. a requirement to timely file all reports required to be filed by the Company pursuant to the Securities Exchange Act of 1934, and if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the investor and make publicly available in accordance with Rule 144(c) such information as is required for the investor to sell the shares under Rule 144; and

         5. a limitation on the use of proceeds provided by the investor's investment in the Notes.

         The Convertible Note Purchase Agreement entered into in connection with the sale of the Notes, the form of the Note, the form of Warrant, and the Registration Rights Agreement governing our requirement to file a registration statement, and the letter agreement with respect to the additional requirements imposed by our significant investor are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5 respectively. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

         The issuance by the Company of the Notes and Warrants was made in reliance upon the exemption available from registration under Section 4(2) of the Securities Act of 1933.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

4.1 Convertible Note Purchase Agreement, dated as of April 7, 2007, by and among Cistera Networks, Inc. and the purchasers set forth therein.

4.2      Form of Senior Unsecured Convertible Note.

4.3      Form of Warrant.

4.4 Registration Rights Agreement dated as of April 7, 2007, by and among Cistera Networks, Inc. and the purchasers set forth therein.

4.5 Letter Agreement dated as of April 4, 2007, by and between Cistera Networks, Inc. Company and Roaring Fork Capital, SBIC, LP.

99.1     Press release dated April 9, 2007.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DATE: April 12, 2007                                    CISTERA NETWORKS INC.


                                                        By: /s/ Derek Downs
                                                           ---------------------
                                                        Name: Derek Downs
                                                        Title:  President